UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2012

Kforce Inc.

(Exact name of registrant as specified in its charter)

Florida	000-26058	59-3264661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 East Palm Avenue, Tampa, Florida 33605

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (813) 552-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on April 3, 2012 and our Quarterly Report on Form 10-Q for the period ending March 31, 2012 filed with the SEC on May 7, 2012, the Board of Directors of Kforce Inc. exercised its discretion to accelerate the vesting of substantially all of the outstanding and unvested restricted stock, performance-acceleration restricted stock and alternative long-term incentive awards effective March 31, 2012. Coincident with the acceleration, the Compensation Committee of the Board of Directors (the “Committee”) imposed a six-month holding requirement that extended through September 30, 2012 on all net shares affected by the acceleration. In connection with the holding requirement, each executive was required to execute a stock ownership guidelines agreement (the “Agreement”) acknowledging, among other terms, the holding requirement.

As reported in our Current Report on Form 8-K filed with the SEC on June 22, 2012, a majority of our shareholders voted “against” the non-binding advisory vote for the approval of Kforce’s executive compensation at the Annual Meeting of Shareholders held on June 19, 2012. On September 28, 2012 and as set forth in Amendment #1 to Stock Ownership guidelines dated September 28, 2012, attached to this Current Report on Form 8-K, the Committee amended the Agreement for David L. Dunkel, William L. Sanders and Joseph J. Liberatore, to extend the holding requirement by twelve months, or through September 30, 2013. This action taken by the Committee is part of a more comprehensive plan being directed by the Committee in response to the concerns regarding executive compensation expressed by our shareholders. The Committee believes the revised holding requirement for Messrs. Dunkel, Sanders and Liberatore more effectively maintains the original retention incentive associated with the previously unvested long-term equity incentives, and addresses some of the concerns of our shareholders.

Item 9.01 Financial Statements and Exhibits.

  (d) Exhibits.

        The following exhibit is filed herewith:

Exhibit Number	Description
10.1	Amendment #1 to Stock Ownership Guidelines, dated September 28, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KFORCE INC.
(Registrant)

October 4, 2012	By:	/s/ JOSEPH J. LIBERATORE

Joseph J. Liberatore,
Executive Vice President, Chief Financial Officer (Principal Financial Officer)

KFORCE INC.
(Registrant)

October 4, 2012	By:	/s/ JEFFREY B. HACKMAN

Jeffrey B. Hackman,
Vice President, Chief Accounting Officer (Principal Accounting Officer)